UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

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[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a- 6(e)(2)).

[ ] Definitive Proxy Statement.

[ ] Definitive Additional Materials.

[ ] Soliciting Material Pursuant to § 240.14a-12.

Agility Multi-Asset Income Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X] No fee required.

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Agility Multi-Asset Income Fund

[     ], 2024

Dear Shareholder,

The Agility Multi-Asset Income Fund (the “Fund”) will hold a Special Meeting of Shareholders on [   ], 2024 at the offices of [Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996] (the “Special Meeting”). During the Special Meeting, Shareholders will vote on a proposal to approve a new advisory agreement (the “New Advisory Agreement”) with Cerity Partners OCIO LLC (“Cerity”), an SEC-registered investment adviser and wholly-owned subsidiary of Cerity Partners LLC (“Cerity Partners”, together with Cerity, the “Cerity Parties”), that will replace the current advisory agreement with Perella Weinberg Partners Capital Management LP (“Perella”), the Fund’s existing investment adviser (the “Existing Advisory Agreement”). The terms of the New Advisory Agreement are identical to the terms of the Existing Advisory Agreement with respect to services provided to the Fund. In addition, the advisory fees payable to Cerity by the Fund under the New Advisory Agreement are identical to the advisory fees payable to Perella under the Existing Advisory Agreement.

As discussed in more detail in the accompanying proxy statement, Perella, a Delaware limited partnership, entered into an Equity Purchase Agreement dated as of March 29, 2024 (the “Equity Purchase Agreement”) with Cerity Partners, a Delaware limited partnership, pursuant to which Cerity Partners will acquire Perella’s Agility CIO investment advisory business, including the assets related to Perella’s business of providing investment management services to the Fund (the “Transaction”). The Fund is subject to the Investment Company Act of 1940, as amended (“1940 Act”), which provides that any investment advisory agreement must terminate automatically upon its “assignment.” The completion of the Transaction would result in an “assignment” of the Existing Advisory Agreement and consequently, in accordance with the 1940 Act, the Existing Advisory Agreement will automatically terminate upon consummation of the Transaction. The Transaction is expected to close on [May 31], 2024, subject to the completion of customary closing conditions (the “Closing”).

Therefore, the Fund is seeking shareholder approval of the New Advisory Agreement. All material terms will remain unchanged from the Existing Advisory Agreement, but advisory services will be provided by Cerity. If approved, the New Advisory Agreement would become effective as of the date of such approval and will remain in effect for an initial term of two (2) years from its effective date, and from year to year thereafter provided such continuance is specifically approved at least annually by the Board of Trustees (the "Board").

In anticipation of the completion of the Transaction and related events, the trustees of the Board who are not interested persons (as defined in Section 2(a)(19) of the 1940 Act) (the “Independent Trustees”) of the Fund requested and received information and materials from Perella and the Cerity Parties regarding the Transaction.

On April 25, 2024, the Board approved the New Advisory Agreement. In order to protect the Fund against disruption of investment services in the event the shareholders had not approved the New Advisory Agreement prior to the date of the Closing, the Board also approved on April 25, 2024, an interim advisory agreement with Cerity (the “Interim Agreement”) that will allow Cerity to advise the Fund for up to 150 days after the date of the Closing or until the New Advisory Agreement is approved by shareholders, if sooner. The Interim Agreement is designed to align with the requirements of Rule 15a-4 under the 1940 Act and will take effect on the date of the Closing if shareholders have not approved the New Advisory Agreement by such date. If shareholders approve the New Advisory Agreement prior to the date of the Closing, it will take effect on the date of the Closing. If shareholders do not approve the New Advisory Agreement until after the date of the Closing, the New Advisory Agreement will take effect upon its approval. The Interim Agreement will allow Cerity to serve as the adviser to the Fund under terms that are the same, in all material respects, as the Existing Advisory Agreement except that there will be a new initial term. As further explained in the enclosed proxy, fees payable under the Interim Agreement will be put into an interest-bearing escrow account with the Fund’s custodian or a bank until shareholders approve the New Advisory Agreement. If approved by shareholders, the New Advisory Agreement will allow Cerity to serve as the Fund’s new adviser under terms that are the same, in all material respects, as the Existing Advisory Agreement except that there will be a new initial term. Cerity will assume its responsibilities under the New Advisory Agreement upon shareholder approval of the New Advisory Agreement.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE “FOR” THE PROPOSAL.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. To assure your representation at the Special Meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card or vote by internet as indicated in the voting instruction materials, whether or not you expect to be present at the Special Meeting. If you attend the Special Meeting, you may revoke your proxy and vote your shares in person. If you have any questions about the proposal or how to vote, you may call Okapi Partners, our proxy solicitation firm, toll-free at (844) 201-1170 and a representative will be happy to assist you.

Sincerely,

David G. Lee
Chairman and Trustee

Agility Multi-Asset Income Fund

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held [   ], 2024

Agility Multi-Asset Income Fund (the “Fund”) will host a Special Meeting of Shareholders on [  ], 2024 at the offices of [Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996], at [  ] Eastern Time (the “Special Meeting”). This Special Meeting of the Fund is being held so that shareholders can consider the following:

1.	To approve a new advisory agreement (the “New Advisory Agreement”) between the Fund and Cerity Partners OCIO LLC (“Cerity”) that will replace the current advisory agreement with Perella Weinberg Partners Capital Management LP (“Perella”) (the “Existing Advisory Agreement”); and

2.	To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE NEW ADVISORY AGREEMENT. APPROVAL OF THE NEW ADVISORY AGREEMENT IS BEING PROPOSED BECAUSE THE CONSUMMATION OF A TRANSACTION IN WHICH CERITY PARTNERS LLC, OF WHICH CERITY IS A SUBSIDIARY, will acquire PERELLA’s AGILITY CIO INVESTMENT ADVISORY BUSINESS, INCLUDING THE assets related to Perella’s business of providing investment management services to the Fund, WILL RESULT IN THE TERMINATION OF THE EXISTING ADVISORY AGREEMENT. APPROVAL OF THE PROPOSAL WILL NOT RESULT IN AN INCREASE IN THE FUND’S ADVISORY FEE RATE.

Shareholders of record of the Fund at the close of business on the Record Date, [   ], 2024 are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about [   ], 2024 to such shareholders of record.

By Order of the Board of Trustees,

David G. Lee

Chairman and Trustee

[   ], 2024

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

IMPORTANT INFORMATION

Q.	Why am I receiving this proxy statement?

A.	You are being asked to vote on a new advisory agreement (the “New Advisory Agreement”) between the Fund and Cerity Partners OCIO LLC (“Cerity”), a subsidiary of Cerity Partners LLC (“Cerity Partners”), that will replace the existing advisory agreement with Perella Weinberg Partners Capital Management LP (“Perella”) (the “Existing Advisory Agreement”).

Perella has entered into an Equity Purchase Agreement dated March 29, 2024 (the “Equity Purchase Agreement”) with Cerity Partners, pursuant to which Cerity Partners will acquire Perella’s Agility CIO investment advisory business, including the assets related to Perella’s business of providing investment management services to the Fund (the “Transaction”). Cerity is a wholly-owned subsidiary of Cerity Partners and an SEC-registered investment adviser.

Pursuant to the Equity Purchase Agreement, dated March 29, 2024 (the “Purchase Agreement”), by and among Perella, Vigor Newco, LLC, a Delaware limited liability company and wholly-owned subsidiary of PWPCM (“Newco”) and Cerity Partners, (i) Perella will contribute assets and liabilities related to the Agility CIO investment advisory business immediately prior to the closing of the transactions contemplated by the Equity Purchase Agreement and (ii) Cerity Partners will acquire 100% of the equity interests of Newco, in each case, subject to the terms and conditions thereof.

The Fund is subject to the Investment Company Act of 1940, as amended (“1940 Act”), which provides that any investment advisory agreement must terminate automatically upon its “assignment.” The completion of the Transaction would result in an “assignment” of the Existing Advisory Agreement and consequently, in accordance with the 1940 Act, and the terms of the Existing Advisory Agreement, the Existing Advisory Agreement will automatically terminate upon consummation of the Transaction.

Therefore, the Fund is seeking shareholder approval of the New Advisory Agreement. All material terms will remain unchanged from the Existing Advisory Agreement, but advisory services will be provided by Cerity. If approved, the New Advisory Agreement would become effective as of the date of such approval and will remain in effect for an initial term of two (2) years from its effective date, and from year to year thereafter provided such continuance is specifically approved at least annually by the Board of Trustees (the "Board").

Q.	Will the Transaction change how the Fund is managed?

A.	No, the Transaction is not expected to have any impact on the Fund’s management or day-to-day operations. The Fund’s existing trustees and officers will continue to serve in their current roles and there is not expected to be any change in the Fund’s portfolio management team or personnel providing services to the Fund. The Fund’s investment objective will remain unchanged as a result of the entry into the New Advisory Agreement.

Q.	Will the investment advisory fee rate be the same upon approval of the New Advisory Agreement?

A.	Yes, the investment advisory fee rate applicable to the Fund under the New Advisory Agreement will be identical to the current advisory fee rate applicable to the Fund. Currently, Perella is entitled to a management fee, equal to a rate of one-twelfth of 0.75% of the aggregate net asset value of outstanding Shares (borne by Class A and Class I Shares on a pro rata basis) determined as of the last Business Day (as defined in Exhibit A) of that month. If shareholders approve the New Advisory Agreement, Cerity will be entitled to the same advisory fee.

Upon termination of the Existing Advisory Agreement, the “Current Expense Agreement,” as defined below, will also terminate. Pursuant to the Current Expense Agreement, Perella has agreed to waive a portion of its management fee to the extent necessary to limit the total annualized expenses of each class of shares of the Fund to 2.00% annually of the Fund’s average net assets attributable to such class of shares, including the management fee (a “Waiver”). If the Fund enters into the New Advisory Agreement, Cerity has agreed to enter into a new expense limitation agreement with the Fund on identical terms and conditions as the Current Expense Agreement. The new expense limitation agreement was approved by the Board and will become effective upon shareholder approval of the New Advisory Agreement.

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.	No. These costs will be borne by Perella and Cerity Partners, with each party paying 50% of such costs.

Q.	What will happen if shareholders of the Fund do not approve the New Advisory Agreement?

A.	If the Fund’s shareholders do not approve the proposal, the Interim Agreement will allow Cerity to serve as the adviser to the Fund for up to 150 days following the date of the Closing or until the New Advisory Agreement is approved by shareholders, if sooner. If, after the expiration of the Interim Agreement, shareholders have not yet approved the New Advisory Agreement, the Board will consider other alternatives, including a new or modified request for shareholder approval of a new advisory agreement with Cerity, retaining a new investment adviser for the Fund (which also would need to be approved by shareholders of the Fund), or the possible liquidation and closing of the Fund. Accordingly, the Board urges you to vote without delay in order to avoid potential disruption to the Fund that could occur if shareholder approval is not obtained in that time.

Q.	How does the Board recommend that I vote?

A.	The current members of the Board, including all of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”) recommend that you vote in favor of the proposal to approve the New Advisory Agreement.

Q.	I have only a few shares — does my vote matter?

A.	Your vote is important. If many shareholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Special Meeting. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.	What is the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the proposals. Unless you attend the Special Meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by the Fund by [5:00 p.m.] Eastern Time on [ ], 2024.

Q.	Who is eligible to vote?

A.	Any person who owned shares of the Fund on the “Record Date,” which was [ ], 2024 (even if that person has since sold those shares).

Q.	How can I vote?

A.	You may vote in any of four ways:

●    Through the Internet. Please follow the instructions on your proxy card.

●    By telephone, with a toll-free call to the phone number indicated on the proxy card.

●    By mailing in your proxy card.

●    In person at the Special Meeting at the offices of [Faegre Drinker Biddle & Reath LLP] on [   ], 2024.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	How should I sign the proxy card?

A.	You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

Q.	Who should I call if I have questions?

A.	Please call our proxy solicitation firm, Okapi Partners LLC, toll-free at (844) 201-1170. Representatives are available to answer any questions Monday through Friday 9:00 AM to 7:00 PM Eastern Time.

Agility Multi-Asset Income Fund

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

[   ], 2024

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board”) of the Agility Multi-Asset Income Fund (the “Fund”) in connection with the solicitation of proxies to be used at a Special Meeting of Shareholders (the “Special Meeting”) of the Fund. The following table identifies the proposals set forth in this proxy statement.

Proposal Number	Proposal Description
1	To approve a new advisory agreement between the Fund and Cerity Partners OCIO LLC (“Cerity”) that will replace the current advisory agreement with Perella Weinberg Partners Capital Management LP (“Perella”).
2	To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

You will find this proxy statement divided into four parts:

Part 1: Provides details on the proposal to approve a new advisory agreement (see page [   ])

Part 2: Provides information about ownership of shares of the Fund (see page [   ])

Part 3: Provides information on proxy voting and the operation of the Special Meeting (see page [   ])

Part 4: Provides information on other matters (see page [   ])

Please read the proxy statement before voting on the proposal. Please call Okapi Partners LLC, our proxy solicitation firm toll-free at (844) 201-1170 if you have any questions about the proxy statement, how to vote your shares or if you would like additional information.

We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about [   ], 2024.

Annual and Semi-Annual Reports. The Fund’s most recent annual and semi-annual reports to shareholders are available at no cost. You may obtain a copy of a report through the Fund’s website at https://funddocs.filepoint.com/agility/. You may also request a report by calling toll-free at (888) 449-4909.

Important Notice Regarding the Availability of Materials

for the Shareholder Meeting to be Held on [   ], 2024

The proxy statement for the Special Meeting is available at

 www.OkapiVote.com/Agility

PART 1

DESCRIPTION OF PROPOSAL 1

APPROVAL OF A NEW ADVISORY AGREEMENT

Introduction

The Special Meeting is being called to consider a proposal necessitated by the proposed acquisition by Cerity Partners LLC (“Cerity Partners”, together with Cerity, the “Cerity Parties”), of which Cerity is a subsidiary, of Perella’s Agility CIO investment advisory business, including the assets related to Perella’s business of providing investment management services to the Fund (the “Transaction”). The Transaction is expected to close on [May 31], 2024 (the “Closing”). The Transaction will cause the existing advisory agreement between the Fund and Perella (the “Existing Advisory Agreement”) to automatically terminate, effective as of the Closing. Consequently, shareholders are being asked to vote on a proposal to approve a new advisory agreement between the Fund and Cerity (the “New Advisory Agreement”) that will replace the Existing Advisory Agreement. If approved by shareholders, the New Advisory Agreement would become effective on the date of such approval and Cerity would assume its responsibilities thereunder at that time.

The form of the New Advisory Agreement is attached hereto as Exhibit A. The terms of the New Advisory Agreement are identical to the terms of the Existing Advisory Agreement with respect to services provided to the Fund. In addition, the advisory fees payable to Cerity by the Fund under the New Advisory Agreement are identical to the advisory fees payable to Perella under the Existing Advisory Agreement. The material terms of the New Advisory Agreement and Existing Advisory Agreement are compared below in “Terms of the Existing and New Advisory Agreements.”

Your approval of the New Advisory Agreement would not result in any change in the Fund’s advisory fee rate.

Information About Cerity

Cerity is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Cerity is a subsidiary of Cerity Partners, an SEC-registered investment adviser offering customized financial advice to individuals and their families, businesses and their employees, and non-profit organizations. If the New Advisory Agreement is approved by shareholders, Cerity will have responsibility for the overall management of the Fund. It will also be responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund. The principal office of Cerity is located at 9 Park Avenue, 16th Floor, New York, NY 10016. As of the date of this proxy statement, Cerity does not manage the assets of any registered investment company or any other client.

The Transaction

On March 29, 2024, Perella entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”) with Cerity Partners, pursuant to which Cerity Partners will acquire Perella’s Agility CIO investment advisory business, including the assets related to Perella’s business of providing investment management services to the Fund (the “Transaction”).

The Fund is subject to the Investment Company Act of 1940, as amended (“1940 Act”), which provides that any investment advisory agreement must terminate automatically upon its “assignment.” The completion of the Transaction would result in an “assignment” of the Existing Advisory Agreement and consequently, in accordance with the 1940 Act, and the terms of the Existing Advisory Agreement, the Existing Advisory Agreement will automatically terminate upon consummation of the Transaction.

Terms of the Agreement

The following is a summary of the terms of the Transaction considered relevant to the Fund:

On March 29, 2024, Perella entered into the Equity Purchase Agreement with Cerity Partners, pursuant to which Cerity Partners will acquire Perella’s Agility CIO investment advisory business, including the assets related to Perella’s business of providing investment management services to the Fund. Pursuant to the Equity Purchase Agreement by and among Perella, Vigor Newco, LLC, a Delaware limited liability company and wholly-owned subsidiary of PWPCM (“Newco”) and Cerity Partners, (i) Perella will contribute assets and liabilities related to the Agility CIO investment advisory business immediately prior to the closing of the transactions contemplated by the Equity Purchase Agreement and (ii) Cerity Partners will acquire 100% of the equity interests of Newco, in each case, subject to the terms and conditions thereof.

Transaction Not Expected to Adversely Affect the Fund

It is anticipated that the Transaction will not result in any change in the services provided to the Fund or diminish in any way the level of investment advisory services that are provided to the Fund under the Existing Advisory Agreement. Following the Transaction, Cerity will provide identical investment advisory services under the New Advisory Agreement and it is expected that the Fund will continue to be managed by the same portfolio management team.

Impact of the Transaction on the Fund’s Advisory Agreement and Summary of the Proposal

Shareholders of the Fund are being asked to approve a proposed new advisory agreement with Cerity. The consummation of the Transaction will constitute an “assignment” (as defined in the 1940 Act) of the Existing Advisory Agreement. As required by the 1940 Act, the Existing Advisory Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Existing Advisory Agreement will terminate upon the Closing and the New Advisory Agreement is necessary to ensure that there is continuity in the portfolio management of the Fund, as it is expected that the members of the Fund’s current portfolio management team will become partners of Cerity at Closing. If the Fund’s shareholders do not approve the proposal, the Interim Agreement (defined below) will allow Cerity to serve as the adviser to the Fund for up to 150 days following the date of the Closing or until the New Advisory Agreement is approved by shareholders, if sooner. See “The Interim Agreement”, below.

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that shareholders vote to approve the New Advisory Agreement with Cerity.

At a special meeting of the Board held on April 25, 2024, the entire Board, including all of the Independent Trustees, discussed and approved the New Advisory Agreement and the Interim Agreement, each between Cerity and the Fund, and determined to recommend that Shareholders approve the New Advisory Agreement. In considering information relating to the approval of the New Advisory Agreement and Interim Agreement, the Board and the Independent Trustees received assistance and advice from its counsel who had provided the Board with a written description of their responsibilities in considering each of the New Advisory Agreement and Interim Agreement.

Independent legal counsel, on behalf of the Independent Trustees, had requested a variety of information from the Cerity Parties, which was provided to the Board in advance of the Board meeting held on April 25, 2024. At the Board meeting, the Trustees discussed those materials and the Transaction with representatives of both Perella and Cerity, including the strategic rationale for the Transaction. In addition, at the April 25, 2024 Board meeting, the Independent Trustees met in executive sessions with their independent legal counsel, at which no representative of either Perella or Cerity was present.

In making the decision to approve each agreement, the Independent Trustees gave attention to all information furnished. The following discussion identifies the material factors taken into account by the Board in approving the New Advisory Agreement. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

The nature, extent, and quality of services to be provided to the Fund by Cerity. The Board considered the materials provided by the Cerity Parties describing the services to be provided by Cerity to the Fund, as well their conversations with both Perella and Cerity. In reviewing the nature, extent, and quality of services to be provided to the Fund, the Board considered, among other things: that the New Advisory Agreement will be identical to both the Existing Advisory Agreement and the Interim Agreement (except for certain provisions contained in the Interim Agreement that are different, as required by law) and that the advisory services provided and the current portfolio management team would not change as a result of the Transaction. Further, because the Board considered that the Fund’s investment objective and investment strategies will not change, the investment advisory personnel who currently provide advisory services to the Fund will become partners of Cerity at Closing and are therefore, expected to remain the same, and Cerity will provide the same advisory services to the Fund for the same fees as Perella subject to the oversight of the Board of Trustees, there would not be any detrimental effects to the management of the Fund.

Based on its consideration and review of the foregoing and other information, the Board determined that the Fund was likely to benefit from the nature, extent, and quality of services to be provided by Cerity, as well as Cerity’s ability to render such services.

Comparison of the fees to be charged by Cerity. The Board considered Cerity’s proposed advisory fee structure, noting that it was identical to the structure under the Existing Advisory Agreement. The Board noted that the Cerity would be entitled to a management fee, equal to a rate of one-twelfth of 0.75% of the aggregate net asset value of outstanding Shares (borne by Class A and Class I Shares on a pro rata basis) determined as of the last Business Day (as defined in Exhibit A) of that month; which was comparable to the fees payable by other peer comparable funds. The Board also noted that Cerity had agreed to maintain an expense limitation and reimbursement agreement with the Fund, which waived a portion of its management fee to the extent necessary to limit the total annualized expenses of each class of shares of the Fund to 2.00% annually of the Fund’s average net assets attributable to such class of shares, including the management fee. Accordingly, the Board determined that the fees for the New Advisory Agreement were reasonable.

Profitability and Economies of Scale. The Board considered and reviewed information concerning the costs incurred and profits that may be realized by Cerity from its relationship with the Fund, including any possibility to stabilize the Fund’s assets and increase the potential that economies of scale could be realized by the Fund and its shareholders.

Other Factors. Finally, the Board noted that Cerity and the Fund had agreed that they will use their respective reasonable best efforts to comply with all of the requirements of Section 15(f), thus allowing Cerity to rely upon the safe harbor afforded by Section 15(f). In addition, the Board noted that Perella and Cerity had agreed to pay all expenses of the Fund in connection with the Board’s consideration of the New Advisory Agreement and all costs of this proxy solicitation. As a result, the Fund will bear no costs in seeking shareholder approval of the New Advisory Agreement.

Conclusion. Based on the totality of the information considered, the Trustees concluded that the Fund was likely to benefit from the nature, extent and quality of Cerity’s services and that Cerity has the ability to provide these services based on the experience, operations and resources of Cerity. After evaluation of the considerations described above, and in light of the nature, extent and quality of services to be provided by Cerity, the Trustees, including a majority of the Independent Trustees, in keeping with its fiduciary obligations to shareholders, approved the New Advisory Agreement as being in the best interests of shareholders and determined to recommend that Shareholders approve the New Advisory Agreement.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Advisory Agreement.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor for an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understandings applicable to the sale. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the sale, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

Perella will receive compensation in connection with the Transaction; however, the Trustees have not been advised by Perella or Cerity of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on the Fund as defined in Section 15(f) of the 1940 Act. Moreover, Cerity has committed that for two years after the consummation of the Transaction, it will use commercially reasonable efforts to ensure that no unfair burden is imposed on the Fund. Cerity has also agreed that for a minimum of three years subsequent to the consummation of the Transaction, it will use commercially reasonable efforts to ensure that at least 75% of the Board will be comprised of persons who are not “interested persons” of either Perella or Cerity.

The Interim Agreement

In order to protect the Fund against disruption of investment services in the event the shareholders had not approved the New Advisory Agreement prior to the date of the Closing, the Board also approved on April 25, 2024, an interim advisory agreement with Cerity (the “Interim Agreement”) that will allow Cerity to advise the Fund for up to 150 days after the date of the Closing or until the New Advisory Agreement is approved by shareholders, if sooner. The Interim Agreement takes effect on the date of the Closing and the New Advisory Agreement will take effect if approved by shareholders at that time of approval. Each of the Interim Agreement and the New Advisory Agreement will allow Cerity to serve as the adviser to the Fund under terms that are the same, in all material respects, as the Existing Advisory Agreement except that there will be a new initial term and Cerity will provide investment advisory services to the Fund. Cerity will assume its responsibilities under the New Advisory Agreement upon shareholder approval of the New Advisory Agreement.

Under the Interim Agreement and the New Advisory Agreement, (i) the Fund’s investment objective and investment strategies will not change, (ii) the portfolio management team of the Fund is expected to remain the same, and (iii) Cerity will provide the same advisory services to the Fund for the same fees as are currently provided by Perella, subject to the oversight of the Board of Trustees, under terms that are the same, except that there will be a new initial term, to the Existing Advisory Agreement.

The provisions of Rule 15a-4 of the 1940 Act (“Rule 15a-4”) include certain requirements, including, among others, a requirement that the fees payable under the Interim Agreement be put into an interest-bearing escrow account with the Fund’s custodian or a bank. If the Fund’s shareholders approve the New Advisory Agreement at some time on or before the expiration date of the Interim Agreement, the Interim Agreement will terminate and the compensation (plus any interest earned) payable by the Fund under the Interim Agreement will be paid to Cerity. If the New Advisory Agreement is not so approved with respect to the Fund, only the lesser of the costs incurred (plus any interest and income earned thereon and proceeds thereof) or the total amount held in the escrow account (including any interest and income earned thereon and proceeds thereof) will be paid to Cerity.

Terms of the Existing Advisory Agreement and the New Advisory Agreement

A copy of the New Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary; however, all material terms of the New Advisory Agreement have been included in this summary. You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this proxy statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. The investment advisory services to be provided by Cerity to the Fund under the New Advisory Agreement and the fee structure with respect to the Fund are identical to the services currently provided by Perella and the fee structure under the Existing Advisory Agreement.

The terms of the Interim Agreement are the same as those of the Existing Advisory Agreement, except that there is a new initial term. A copy of the Interim Agreement is attached hereto as Exhibit C. The provisions required by law include a requirement that the fees payable under the Interim Agreement be put into an escrow account. If the Fund’s shareholders approve the New Advisory Agreement at some time on or before [        ], 2024, the Interim Agreement will terminate and the compensation (plus any interest earned) payable by the Fund under the Interim Agreement will be paid to Cerity. If the New Advisory Agreement is not approved with respect to the Fund, only the lesser of the costs incurred (plus any interest earned) or the amount in the escrow account (including any interest earned) will be paid to Cerity.

Advisory Services. Both the New Advisory Agreement and the Existing Advisory Agreement state that the Fund employs the adviser, subject to the supervision of the Board, to formulate and implement a continuous investment program for the portfolio assets of the Fund, including determining what portion of such assets will be invested or held uninvested in cash, and subject to and in accordance with (i) the investment objective and policies of the Fund set forth in the Fund’s Agreement and Declaration of Trust, as amended, By-Laws and registration statement (“Registration Statement”) as from time to time in effect; (ii) the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act, and the rules and regulations thereunder; and (iii) any written instructions which the Board may issue from time to time. Both the New Advisory Agreement and the Existing Advisory Agreement state that the adviser is to provide the Fund with records concerning its activities which the Fund is required to maintain, and render regular reports to the Fund’s officers and trustees concerning the adviser’s discharge of its responsibilities. The New Advisory Agreement has been revised to remove references to Perella’s prior service as sub-adviser to the Fund. Further, the Existing Advisory Agreement is by and between the Fund and Perella, while the New Advisory Agreement will be by and between the Fund and Cerity.

Fund Transactions. Both the New Advisory Agreement and the Existing Advisory Agreement provide that, subject to the Fund’s Registration Statement, the adviser shall be responsible for placing orders for the execution of portfolio transactions when applicable with or through such brokers, dealers or other financial institutions as the adviser may reasonably select, including affiliates of the adviser. The adviser will establish and maintain such brokerage and other accounts for the Fund as the adviser deems advisable to allow for the purchase or sale of various forms of securities and other financial instruments pursuant to the respective Agreement. Each such agreement also provides that the adviser shall use its best efforts to obtain the most favorable price and execution on all portfolio transactions executed on behalf of the Fund, provided that, so long as the adviser has complied with Section 28(e) of the Securities Exchange Act of 1934 and the Procedures (as defined in the respective agreement), the adviser may cause the Fund to pay a commission on a transaction in excess of the amount of commission another broker-dealer would have charged.

Compensation. Both the New Advisory Agreement and the Existing Advisory Agreement contain identical fee structures. The fee structure, including the advisory fee rates payable to Cerity under the Interim Agreement are identical to the fee structure and fee rates payable to Perella under the Existing Advisory Agreement. Fees payable under the Interim Agreement will be put into an interest-bearing escrow account with the Fund’s custodian or a bank until shareholders approve the New Advisory Agreement, in alignment with the requirements of Rule 15a-4 under the 1940 Act.

Duration and Termination. Both the New Advisory Agreement and the Existing Advisory Agreement provide that, after the expiration of an initial two-year term, they may be continued for successive annual periods only so long as such continuance is specifically approved annually either by the Trustees or by vote of a majority of outstanding voting securities of the Fund; provided that in either event such continuance shall also be approved by vote of the Trustees who are not interested persons of the Fund (as defined in the 1940 Act) or of any person party to the respective agreement, cast in person at a meeting called for the purpose of such approval. Both the New Advisory Agreement and the Existing Advisory Agreement may be terminated at any time without payment of any penalty, by the Board, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to the adviser, or upon such shorter notice as may be mutually agreed upon in writing by the parties hereto. Each respective agreement may also be terminated, without the payment of any penalty, by the adviser upon 90 days’ prior written notice to the Fund. Both the New Advisory Agreement and the Existing Advisory Agreement provide that the respective agreement will automatically and immediately terminate in the event of its assignment. The Interim Agreement is identical, except that there is a new initial term, to the Existing Advisory Agreement. The Interim Agreement will take effect on the date of the Closing if the New Advisory Agreement has not yet been approved by Shareholders and will continue for up to 150 days after the date of Closing or until the New Advisory Agreement is approved by Shareholders, if sooner.

Limitation of Liability. Both the New Advisory Agreement and the Existing Advisory Agreement contain identical provisions with respect to the limitation of liability. The New Advisory Agreement and the Existing Advisory Agreement both state that the adviser shall only be liable for, and indemnify the Fund and its affiliates, trustees, officers, employees and shareholders (the “Fund Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) (i) arises out of or is based upon any material misstatement or omission of a material fact in information regarding the adviser furnished in writing to the Fund by the adviser; (ii) arises out of or is based upon any material breach of any of the representations, warranties, covenants or obligations of the adviser with respect to the respective agreement; or (iii) arises out of or is based upon the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the adviser in the performance of its duties under the respective agreement (collectively, “Disabling Conduct”).

Both the New Advisory Agreement and the Existing Advisory Agreement provide that, except for such Disabling Conduct, the Fund (to the extent permitted by applicable law) shall indemnify the adviser and the adviser’s officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the adviser (collectively, the “Adviser Indemnified Parties” and, together with the Fund Indemnified Parties, the “Indemnified Parties”) against, and hold such Adviser Indemnified Parties harmless from, any and all Losses (or actions with respect thereto) from any Proceedings arising from the adviser’s providing services under the respective agreement or the sale of securities of the Fund.

Expense Agreements

Upon the termination of the Existing Advisory Agreement, the Current Expense Agreement with Perella will also terminate. If the Fund enters into the New Advisory Agreement, Cerity has agreed to enter into a new expense agreement with the Fund (the “New Expense Agreement”) on identical terms and conditions as the Current Expense Agreement. The New Expense Agreement was approved by the Board and will become effective upon shareholder approval of the New Advisory Agreement.

Both the Current Expense Agreement and the New Expense Agreement state that the adviser agrees to waive its fees and/or reimburse the Fund for its expenses to the extent necessary to limit the total annualized expenses of each class of shares of the Fund (excluding the Fund’s borrowing and other investment-related costs and fees (including any underlying manager fees and expenses), taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and the distribution and servicing fees (often referred to as Rule 12b-1 Fees) applicable to the Fund’s Class A shares) to 2.00% annually of the Fund’s average net assets attributable to each class of shares (including the adviser’s management fee). Further, each Agreement states that the adviser shall be permitted to recover fees and expenses it has waived or borne hereunder from the applicable class or classes of shares subsequent to the effective date of such agreement (whether through reduction of its fees or otherwise) in later periods to the extent that the Fund’s expenses with respect to the applicable class of shares fall below the annual rate set forth herein; provided, however, that the Fund is not obligated to pay any deferred fees or expenses more than three years after the end of the fiscal year in which the fee or expense was deferred.

The New Expense Agreement would continue in effect until [   ], 2025 under the New Advisory Agreement.

Additional Information Pertaining to Cerity

The following table sets forth the name, position and principal occupation of each current executive officer of Cerity as of March 31, 2024. Each individual’s address is c/o Cerity Partners OCIO LLC, 99 Park Avenue, 16th Floor, New York, NY 10016. Cerity is a wholly-owned subsidiary of Cerity Partners.

Name	Principal Occupation at Cerity
Kurt P. Miscinski	President and CEO
Kevin Hilden	Chief Operating Officer
Chris Curtis	Chief Financial Officer
Robert Seco	General Counsel
Arthur Prostick	Chief Compliance Officer

During the Fund’s last fiscal year, the Fund did not pay any amount to Cerity or any affiliated person of Cerity for services to the Fund.

[The Fund did not pay any affiliated brokerage fees during the fiscal year ended September 30, 2023.]

As of the Record Date, no Independent Trustee owns securities of, or has any other material direct or indirect interest in, Cerity or any person controlling, controlled by or under common control with Cerity. As of the Record Date, no Independent Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended September 30, 2023, to which Cerity, or any parent or subsidiary of Cerity, or any parent or subsidiary of such entities, was a party.

Required Vote

As provided under the 1940 Act, approval of the New Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting. The shareholders of the Fund will vote together as a single class.

For the reasons set forth above, the BOARD OF TRUSTEES of THE FUND UNANIMOUSLY recommendS that shareholders OF THE FUND vote in favor of the new advisory agreement with Cerity.

PART 2

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on [Record Date], 2024, will be entitled to notice of, and to vote at, the Special Meeting. On [Record Date], 2024, the following shares of each class of the Fund were outstanding and entitled to vote:

Class	Shares outstanding and entitled to vote
Class I	[ ]
Class A	[ ]

PART 3

INFORMATION ON PROXY VOTING AND THE SPECIAL MEETING

Who is Eligible To Vote

Shareholders of record of the Fund as of the close of business on [   ], 2024 (the “Record Date”) are entitled to vote on all of the Fund’s business at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to the shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposal. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Fund does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Fund’s Declaration of Trust, shareholders owning in the aggregate 10% of the outstanding shares of all classes of the Fund have the right to call a meeting of shareholders to consider the removal of one or more Trustees. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Fund at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Proxies, Quorum and Voting at the Special Meeting

Shareholders may use the proxy card provided if they are unable to attend the Special Meeting in person or wish to have their shares voted by a proxy even if they do attend the Special Meeting. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Fund. The Fund’s secretary is Ms. Ann Maurer, and she may be reached at the following address: 235 West Galena Street, Milwaukee, WI 53212. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described herein and will use their best judgment to vote on such other business as may properly come before the Special Meeting or any adjournment thereof.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Shareholders may submit an “electronic” proxy over the Internet in lieu of returning an executed proxy card. In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s proxy card and enter the control number set forth on the proxy card. Shareholders will be prompted to follow a simple set of instructions, which will appear on the website.

Quorum. The presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the Shares of the Fund entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, shareholders may vote to adjourn the Special Meeting in order to solicit additional proxies. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Required Vote. As provided under the 1940 Act, approval of the proposed New Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Method of Solicitation and Expenses

Your vote is being solicited by the Board. The cost of soliciting proxies, including the costs related to the solicitation of shareholders, printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent, will be borne by Perella and Cerity, with each party paying 50% of such costs. The Fund expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from Okapi Partners LLC, our proxy solicitation agent, asking you to vote. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of Perella or Cerity, for any involvement in the solicitation of proxies.

The Fund will not bear any expenses in connection with the Transaction, including any costs of soliciting shareholder approval. Perella has contracted with Okapi Partners LLC and all such expenses will be borne by Perella and Cerity Partners, with each party paying 50% of the $13,000 estimated cost.

Ownership of the Fund

As of the Record Date, [the current Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund or any class of the Fund]. Each person that, to the knowledge of the Fund, owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the Record Date is listed in Exhibit B to this proxy statement.

Procedures for Shareholder Communications with the Board

Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board of Trustees by addressing the communication directly to the Board of Trustees (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Trustee(s)) and by sending the communication to the Fund’s address for the Trustee(s) at c/o UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, WI 53212. Other Shareholder communications received by the Fund not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Other Business

While the Special Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Special Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

[     ], 2024

PART 4

OTHER MATTERS

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the proxy statement together with one Proxy Card or Voting Instruction Card, as applicable. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by calling [        ] or writing to the Fund at the following address: c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212. Copies of this proxy statement and the accompanying Notice of Special Meeting are also available at [proxy website].

Service Providers

UMB Fund Services, Inc. (“UMBFS”), located at 235 West Galena Street, Milwaukee, WI 53212, serves as the Fund’s administrator and provides administrative services to assist with the Fund’s operational needs. UMBFS also provides accounting services to the Fund and serves as the Fund’s distribution paying agent, transfer agent and registrar. UMB Bank, n.a., located at 1010 Grand Blvd., Kansas City, MO 64106, serves as custodian for the Fund.

Fiscal Year

The fiscal year-end of the Fund is September 30.

EXHIBIT A

FORM OF PROPOSED INVESTMENT ADVISORY AGREEMENT

FORM OF ADVISORY AGREEMENT

ADVISORY AGREEMENT (this “Agreement”) made as of the [   ] day of [   ], 2024, by and between Cerity Partners OCIO LLC (the “Adviser”) and Agility Multi-Asset Income Fund (the “Fund”), a Delaware statutory trust.

WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), is engaged in the business of rendering investment advisory services to clients; and

WHEREAS, the Fund and the Adviser desire to enter into an agreement to provide for investment advisory services to the Fund upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Adviser. The Fund hereby appoints the Adviser, subject to the supervision of the Board of Trustees of the Fund (the “Board”) and the terms of this Agreement, as the investment adviser for the Fund. The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. The Adviser will be an independent contractor and will have no authority to act for or represent the Fund in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Fund and the Adviser.

2. Authority of, Obligations of and Services to be Provided by the Adviser. Subject to the supervision of the Board, the Adviser is hereby granted the following authority and undertakes to provide the following services and to assume the following obligations:

a. The Adviser shall formulate and implement a continuous investment program for the portfolio assets of the Fund, including determining what portion of such assets will be invested or held uninvested in cash, and subject to and in accordance with (i) the investment objective and policies of the Fund set forth in the Fund’s Agreement and Declaration of Trust, as amended, By-Laws and registration statement (“Registration Statement”) as from time to time in effect (collectively, the “Governing Documents”); (ii) the requirements applicable to registered investment companies under applicable laws, including without limitation the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder; and (iii) any written instructions which the Board may issue from time to time. The Adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Board as from time to time in effect and communicated to the Adviser (the “Procedures”). The Fund has provided to the Adviser copies of all current Governing Documents and current Procedures and shall provide to the Adviser any amendments or supplements thereto. The Fund will provide reasonable advance notice to the Adviser of any changes to the Governing Documents or the Procedures and provide a reasonable time period for the Adviser to comply with any such changes to the Governing Documents or the Procedures. The Fund shall timely furnish the Adviser with such additional information as may be reasonably necessary for or reasonably requested by the Adviser to perform its responsibilities pursuant to this Agreement.

The Adviser shall render such reports to the Board and the Fund as it may reasonably request concerning the investment activities of the Fund, including, without limitation, reporting promptly all information necessary for the Fund to comply with the Fund’s proxy voting disclosure regulatory requirements. The Adviser shall vote proxies and make other voting and consent determinations with respect to the Fund’s investments in collective investment vehicles and other issuers.

b. The Adviser shall take whatever steps necessary to implement the Fund’s investment program, including (i) researching, identifying, monitoring and evaluating potential collective investment vehicles and other investments and transactions (collectively, “Potential Investments”) to utilize in the management of the Fund’s assets; (ii) monitoring, evaluating and meeting with investment managers that manage any of the collective investment vehicles or other investments in which the Fund is invested; (iii) assessing the performance of the Fund’s investments; and (iv) negotiating side letters and assisting in the evaluation and execution of subscription documentation. The Adviser will be responsible for executing subscription agreements, withdrawal requests and related documents with regard to Potential Investments and existing investments of the Fund, and causing funds to be invested and withdrawn, as applicable, in connection therewith. The Fund and the Adviser shall timely provide to each other all information and documentation that the parties mutually agree are necessary or appropriate for the Adviser or the Fund, as applicable, to fulfill its obligations under this Agreement.

c. The Adviser shall be responsible for regular monitoring of the investment activities and portfolio holdings associated with the portfolio assets of the Fund to ensure compliance with the Governing Documents, Procedures and applicable law. The Adviser shall also be responsible for certain compliance matters (y) as agreed to by the parties hereto and as further described in compliance memoranda provided by the Fund’s Chief Compliance Officer to the Adviser; and/or (z) as set forth in Procedures. The Adviser shall regularly monitor the investment activities and portfolio holdings of the Fund so that the Adviser can meet its compliance and legal obligations in connection with the services being provided hereunder. For the avoidance of doubt, design, implementation and overall maintenance of the Fund’s compliance program as contemplated by Rule 38a-1 under the 1940 Act is the responsibility of the Fund and the Fund’s Chief Compliance Officer.

d. To the extent provided in the Fund’s Registration Statement, as such Registration Statement may be amended from time to time, the Adviser shall, in the name of the Fund, be responsible for placing orders for the execution of portfolio transactions when applicable with or through such brokers, dealers or other financial institutions as the Adviser may reasonably select, including affiliates of the Adviser. The Adviser will establish and maintain such brokerage and other accounts for the Fund as the Adviser deems advisable to allow for the purchase or sale of various forms of securities and other financial instruments pursuant to this Agreement. The Adviser shall use its best efforts to obtain the most favorable price and execution on all portfolio transactions executed on behalf of the Fund, provided that, so long as the Adviser has complied with Section 28(e) of the Securities Exchange Act of 1934 and the Procedures, the Adviser may cause the Fund to pay a commission on a transaction in excess of the amount of commission another broker-dealer would have charged. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser may aggregate the securities to be so purchased or sold with other orders for other clients of the Adviser. In such event, allocation of the securities so purchased or sold, as well as of the fees and expenses incurred in the transaction, will be made by the Adviser consistent with the Procedures and in the manner it, in its sole discretion, considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

e. The Adviser (i) shall maintain such books and records with respect to the Fund as are required by law, including without limitation the Advisers Act, and the rules and regulations thereunder, and to the extent mutually agreed by the parties under the 1940 Act and the rules and regulations thereunder; (ii) shall render to the Board such periodic and special reports that the Board may reasonably request; (iii) shall meet with any persons at the reasonable request of the Fund or the Board for the purpose of reviewing the Adviser’s performance under this Agreement at reasonable times and upon reasonable advance written notice; and (iv) shall provide determinations in accordance with the Governing Documents, Procedures and applicable law of the fair value of securities held by the Fund. The Adviser will provide promptly to the Fund, at the Fund’s cost and expense, a copy of any such records upon the Fund’s request and shall make all such books and records available for inspection and use by the Securities and Exchange Commission (“SEC”) or the Fund at all reasonable times. Where applicable, such records shall be maintained by the Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act. For the avoidance of doubt, maintenance of the Fund’s general books, records and accounts, and related shareholder information and net asset value calculations, is the responsibility of the Fund and its administrative, transfer agency and custody agents. The Adviser shall not have any responsibility for the supervision or oversight of such parties.

On each business day, the Adviser shall provide to the Fund’s custodian and the Fund’s administrator information relating to all transactions concerning the Fund’s assets, to the extent such information is not otherwise available to such persons.

f. The Adviser shall bear its expenses of providing services pursuant to this Agreement.

g. The Adviser shall timely provide to the Fund all information and documentation it may reasonably request as necessary or appropriate in connection with the compliance by the Fund with the requirements of any applicable law, including, without limitation, (i) information and commentary for the Fund’s annual and semi-annual reports, in a form agreed upon by the Adviser and the Fund, including a discussion of the factors that, in the view of the Adviser, materially affected the performance of the Fund, including the relevant market conditions and the investment techniques and strategies used; (ii) certifications, in a form agreed upon by the Fund and the Adviser, related to the Adviser’s management of the Fund in order to support (A) the Fund’s filings on Form N-CSR, Form N-PORT and other applicable forms, and (B) the related certifications of the Fund’s Principal Executive Officer and Principal Financial Officer under Rule 30a-2 under the 1940 Act; (iii) a quarterly certification with respect to compliance matters related to the Adviser, in a form agreed upon by the Adviser and the Fund; and (iv) an annual certification from the Adviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act, with respect to the design and operation of the Adviser’s compliance program, in a form agreed upon by the Adviser and the Fund.

h. The Adviser will provide the Fund with reasonable evidence that, with respect to its activities on behalf of the Fund, the Adviser maintains an appropriate Code of Ethics and related reporting procedures.

i. The Adviser shall review and comment upon offering documents and ancillary sales and marketing materials prepared by the Fund, and participate, at the reasonable request of the Fund and as mutually agreed to by the Adviser, in educational meetings with placement agents and other intermediaries about portfolio management and investment-related matters of the Fund.

j. In fulfilling its obligations to manage the investments of the Fund, the Adviser will furnish, at its expense: (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding any such services that are the subject of a separate agreement as may from time to time be in effect between the Fund and the Adviser or another party).

k. The Adviser shall furnish to the Fund the following:

i. Office and Other Facilities. — The Adviser shall furnish to the Fund office space in the offices of the Adviser or in such other place as may be agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment. Such office space shall be only that as needed for receipt of mail and for the performance of any trustee or officer duties by any personnel of the Adviser who may from time to time agree to perform such duties;

ii. Trustees and Officers. — The Adviser agrees to permit individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees or President of the Fund, or in any other officer position with respect to the Fund, without remuneration from or other cost to the Fund.

iii. Investment Personnel. — The Adviser shall furnish to the Fund any personnel necessary for the oversight and/or conduct of the investment operations of the Fund. For the elimination of doubt, however, the Adviser shall not be obligated to furnish to the Fund pursuant to this Agreement personnel for the performance of functions: (a) related to and to be performed under any other separate contract from time-to-time in effect between the Fund and the Adviser or another party for legal, accounting, administrative and any other non-investment related services; or (b) related to and to be performed under the Fund contract for custodial, bookkeeping, transfer and dividend disbursing agency services by the bank or other financial institution selected to perform such services.

3. Compensation of the Adviser; Expenses Assumed by the Fund.

a. In full consideration of the services rendered pursuant to this Agreement, the Adviser shall be entitled to a monthly fee equal to one-twelfth of 0.75% of the aggregate net asset value of outstanding shares of the Fund determined as of the last Business Day of that month (before any repurchases of shares). “Business Day” means a day on which banks are ordinarily open for normal banking business in New York or such other day or days as the Fund’s Board of Trustees may determine in its sole and absolute discretion.

b. The Fund will pay all expenses of its organization, operations and business not specifically assumed or agreed to be paid by the Adviser, as provided in this Agreement. Without limiting the generality of the foregoing, the Fund will pay or arrange for the payment of those expenses included on the Appendix annexed hereto.

4. Use of Names and Track Record.

a. The Fund shall have a royalty-free license to use the names “Agility,” and “Cerity Partners,” “Cerity Partners LLC” and “Cerity Partners OCIO LLC.” The Fund and the Fund’s selling agents may, upon receiving written approval of the Adviser, use such names in marketing materials and templates used to market the Fund to current and prospective investors; provided, however, that if during the term of this Agreement, the Adviser fails to comment in writing (including via e-mail) by the end of the third business day after delivery of such materials that require Adviser approval, the Adviser will be deemed to have granted consent on the end of the third business day following delivery of such materials to Adviser for approval. The Fund and its agents shall cease to use the names “Agility,” “Cerity Partners,” “Cerity Partners LLC” and “Cerity Partners OCIO LLC” or any combination or derivation thereof in any existing or newly printed materials or otherwise promptly upon termination of this Agreement with respect to the Fund or if the Fund has material regulatory or legal issues, which, in the reasonable opinion of the Adviser, adversely affect the reputation of the Adviser, any of its affiliates, or any of the funds managed by the Adviser, especially those under the Agility brand. In each event, after discussion with the Board of the Fund and if requested by the Adviser, the Fund shall promptly amend, and, if necessary, file such amendment to, any applicable organizational document, changing its name so that the name “Agility” or any combination or derivation thereof is not included in the name of the Fund or otherwise used by the Fund.

b. The Adviser shall not use the name of the Fund or any derivation thereof in any material or template relating to the Adviser in any manner not approved in writing prior thereto by the Fund; provided, however, that during the term of this Agreement, if the Fund fails to comment in writing (including via e-mail) by the end of the third business day after delivery of such materials or templates that require the Fund’s approval, the Fund will be deemed to have granted consent on the third business day following delivery of such materials to the Fund for approval.

c. The Adviser may use performance data it generates for its track record, provided that the Fund is not specifically identified by name without the approval of the Fund as described in (b) above. The Fund shall cooperate with all reasonable requests of the Adviser, its agents or successors to validate such track record.

5. Liability and Indemnification.

a. The Adviser shall only be liable for, and indemnify the Fund and its affiliates, trustees, officers, employees and shareholders (the “Fund Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) (i) arises out of or is based upon any material misstatement or omission of a material fact in information regarding the Adviser furnished in writing to the Fund by the Adviser; (ii) arises out of or is based upon any material breach of any of the representations, warranties, covenants or obligations of the Adviser with respect to this Agreement; or (iii) arises out of or is based upon the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Adviser in the performance of its duties under this Agreement (collectively, “Disabling Conduct”).

b. Except for such Disabling Conduct, the Fund (to the extent permitted by applicable law) shall indemnify the Adviser and the Adviser’s officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser (collectively, the “Adviser Indemnified Parties” and, together with the Fund Indemnified Parties, the “Indemnified Parties”) against, and hold such Adviser Indemnified Parties harmless from, any and all Losses (or actions with respect thereto) from any Proceedings arising from the Adviser’s providing services under this Agreement or the sale of securities of the Fund.

c. The Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund’s liability set forth in its Agreement and Declaration of Trust, as amended. The Adviser agrees that any of the Fund’s obligations shall be limited to the assets of the Fund and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Trustees or officer, employee or agent of the Fund.

6. Certain Conflicts. The Adviser will not receive any compensation from any investment manager that manages an investment vehicle that it recommends to the Fund as a result of or in connection with such recommendation without first notifying the Fund of such compensation arrangement. The Fund understands that the investments made by the Fund may not achieve acceptable results and it is possible that losses may be incurred with respect to such investments, which individually or collectively may be significant or complete.

7. Adviser Insurance. The Adviser agrees that it will maintain at its own expense an Errors and Omissions insurance policy with respect to the Adviser in an amount not less than $10 million and Commercial General Liability insurance in a commercially reasonable amount. The minimum required amounts set forth in this insurance provision are not to be construed as a limitation on the Adviser’s liability under this Agreement. Any and all deductibles specified in the above-referenced insurance policies shall be assumed by the Adviser.

8. Custodian. The Fund’s assets shall be maintained in the custody of its custodian. Any assets added to the Fund shall be delivered directly to the Fund’s custodian, and the Adviser shall have no liability for the acts or omissions of any such custodian.

9. Representations of the Adviser. The Adviser represents, warrants and further covenants as follows:

a. It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b. It has full power and authority to enter into this Agreement and to perform its obligations under this Agreement.

c. This Agreement has been duly and validly authorized, executed, and delivered by it and is enforceable against it in accordance with its terms.

d. The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred, and correct promptly any violations that have occurred, and will provide notice promptly to the Fund of any material violations relating to the Fund; (v) has materially met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; and (vi) will promptly notify the Fund of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act.

e. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Fund with a copy of the code of ethics. As part of the quarterly certification specified in Section 2(g)(iii), a duly authorized officer of the Adviser shall certify to the Fund that the Adviser, including its personnel, has complied with the requirements of Rule 17j-1 during the previous quarter and that there has been no material violation of the Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. The Adviser will report quarterly, in reasonable detail, any material violations of law or the Adviser’s code of ethics related to the Fund and the action taken in response to such violations.

f. To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject which might reasonably be expected to result in a material adverse effect on the Fund, a material adverse change in the Adviser’s financial or business prospects, or which might reasonably be expected to materially impair the Adviser’s ability to discharge its obligations under this Agreement, nor has it or its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their activities which might reasonably be expected to result in a material adverse effect on the Fund, a material adverse change in the Adviser’s financial or business prospects, or which might reasonably be expected to materially impair the Adviser’s ability to discharge its obligations under this Agreement;

g. It has all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to act as investment adviser to the Fund and it will obtain and maintain any such required licenses, registrations, memberships, and approvals.

h. The Adviser shall provide the Fund with a copy of its Form ADV Part 2 and promptly furnish a copy of all amendments thereto to the Fund.

i. The Adviser shall promptly notify the Fund of any changes in the key personnel who are either the portfolio manager(s) responsible for the Fund or the principal executive officers of the Adviser, or if there is otherwise an actual change in control or management of the Adviser.

j. The information provided by the Adviser to the Fund in writing shall not, to the knowledge of the Adviser, contain an untrue statement of a material fact or omit to state a material fact necessary to make the information not misleading.

k. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, it will provide prompt written notification to the Fund of such fact, omission, event, or change of circumstance, and the facts related thereto, and it is agreed that the failure to provide such notification of the failure to continue to be in compliance with the foregoing representations and warranties shall be deemed a material breach of this Agreement.

10. Renewal, Termination and Amendment. This Agreement shall continue in effect for a period of longer than two years from the date of its execution only so long as such continuance is specifically approved annually either by the Trustees or by vote of a majority of outstanding voting securities of the Fund; provided that in either event such continuance shall also be approved by vote of the Trustees who are not interested persons of the Fund (as defined in the 1940 Act) or of any person party to this Agreement, cast in person at a meeting called for the purpose of such approval.

This Agreement may be terminated at any time without payment of any penalty, by the Board, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon in writing by the parties hereto. This Agreement may also be terminated, without the payment of any penalty, by the Adviser upon 90 days prior written notice to the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by both parties and, if required by applicable Securities and Exchange Commission rules and regulations, a vote of a majority of the Fund’s outstanding voting securities.

In the event of an assignment, if the shareholders of the Fund fail to approve this Agreement or any continuance of the Agreement, the Adviser will continue to act, for the compensation described herein, as investment adviser with respect to the Fund pending the required approval of the Agreement or its continuance or of any contract with the Adviser or a different adviser or other definitive action; provided, that the compensation received by the Adviser in respect of the Fund during such period is in compliance with Rule 15a-4 under the 1940 Act.

In the event of termination of this Agreement, those paragraphs of this Agreement which govern conduct of the parties’ future interactions with respect to the Adviser having provided investment management services to the Fund for the duration of this Agreement, including, but not limited to, Sections 4, 5, 11, 13, and 16, shall survive such termination of this Agreement.

11. Confidential Relationship. The Adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund or the Adviser that is received by a party hereto in connection with this Agreement, and information with regard to the portfolio holdings, investment activity and characteristics of the Fund. The Adviser will restrict access to the Portfolio Information to those employees of the Adviser or its affiliates or agents who will use it only for purposes reasonably related to the provision of services to the Fund and the Adviser will be obligated to ensure that it is used only for such purposes. The foregoing shall not prevent the Adviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act of such party, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by the other party for disclosure, which approval shall not be unreasonably withheld, (4) required to be disclosed pursuant to a requirement of a court, governmental or other agency or law so long as the party making such disclosure provides the other party with prompt written notice of such requirement as soon as practicable if permissible, or (5) disclosed in accordance with the Fund’s policy for disseminating portfolio holdings as disclosed in the Fund’s then current Registration Statement.

12. Notices. Any notice under this Agreement must be given in writing as provided below or to another address as either party may designate in writing to the other.

Adviser:

Cerity Partners OCIO LLC

99 Park Avenue, 16th Floor

New York, NY 10016

Fax: [        ]

Fund:

Agility Multi-Asset Income Fund

c/o UMB Fund Services, Inc.

Attn: Regulatory Administration

235 West Galena Street

Milwaukee, WI 53212

Facsimile: (414) 271-9717

Telephone: (414) 299-2000

13. Severability. If any provision of this Agreement is held by any court to be invalid, void or unenforceable, in whole or in part, the other provisions shall remain unaffected and shall continue in full force and effect, provided that the Agreement, as so modified, continues to express, without material change, the original intent of the parties and deletion of such provision will not substantially impair the respective rights and obligations of the parties, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

14. Business Continuity. The Adviser shall provide business continuity, disaster recovery and backup capabilities and facilities, through which the Adviser will be able to perform its obligations hereunder with minimal disruptions or delays. Upon request, the Adviser shall provide to the Fund summaries of the Adviser’s written business continuity, disaster recovery and backup plan and agrees to provide, upon request of the Fund, notice of any material deficiencies discovered in connection with the testing of such plan.

15. Personnel. The Adviser has performed background screening (including a review of records as to violent or criminal conduct) of each portfolio manager of the Fund that is an employee of the Adviser.

16. Non-Exclusivity. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm of corporation, including other investment companies.

17. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. To the extent that state law is not preempted by the provisions of any law of the United States of America, all matters arising under or related to this Agreement shall be governed by, construed, interpreted and enforced in accordance with the internal laws of the State of New York. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on the parties.

18. Third-Party Beneficiaries. No person other than the Fund and the Adviser is a party to this Agreement or shall be entitled to any right or benefit arising under or in respect of this Agreement; there are no third-party beneficiaries of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any person other than the Fund any direct, indirect, derivative, or other rights against the Adviser, or (ii) create or give rise to any duty or obligation on the part of the Adviser (including without limitation any fiduciary duty) to any person other than the Fund (including without limitation any shareholder in the Fund), all of which rights, benefits, duties, and obligations are hereby expressly excluded.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

AGILITY MULTI-ASSET INCOME FUND

By:
Name:	[ ]
Title:	[ ]

Cerity Partners OCIO LLC

By:
Name:	[ ]
Title:	[ ]

APPENDIX

a.	Edgarization, Printing and Mailing: Costs of edgarization, printing and mailing (i) all registration statements (including all amendments thereto) and prospectuses/statements of additional information (including all supplements thereto), all annual, semiannual and periodic reports to shareholders of the Fund, regulatory authorities or others, (ii) all notices and proxy solicitation materials furnished to shareholders of the Fund or regulatory authorities and (iii) all tax returns;
b.	Compensation of Officers and Trustees: Compensation of the officers and Trustees of the Fund (other than persons serving as President or Trustee of the Fund, or as any other officer of the Fund, who are also directors, officers or employees of the Adviser or its affiliates);
c.	Registration and Filing Fees: Registration, filing, blue-sky and other fees in connection with requirements of regulatory authorities, including, without limitation, all fees and expenses of registering and maintaining the registration of the Fund under the 1940 Act;
d.	Custodial Services: The charges and expenses of the custodian appointed by the Fund;
e.	Accounting Fees: The charges and expenses of the independent accountants retained by the Fund;
f.	Legal, Accounting and Administrative Services: The charges and expenses of the Adviser or any other party pursuant to any separate contract with the Fund from time to time in effect with respect to the provision of legal services (including registering and qualifying the Fund’s shares with regulatory authorities), as well as accounting, administrative and any other non-investment related services;
g.	Transfer, Bookkeeping and Dividend Disbursing Agents: The charges and expenses of any transfer, bookkeeping and dividend disbursing agents appointed by the Fund;
h.	Commissions: Broker’s commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;
i.	Research: Pro-rata expenses related to third-party research and ongoing due diligence of pooled investment vehicles in which the Fund invests, and the managers of such pooled investment vehicles;
j.	Taxes: Taxes and corporate fees payable by the Fund to federal, state or other governmental agencies and the expenses incurred in the preparation of all tax returns;
k.	Stock Certificates: The cost of stock certificates, if any, representing shares of the Fund;
l.	Membership Dues: Association membership dues, as explicitly approved by the Trustees;
m.	Insurance Premiums: Insurance premiums for fidelity, errors and omissions, directors and officers and other coverage;
n.	Shareholders and Trustees Meetings: Expenses of shareholders and Trustees meetings;
o.	Pricing: Pricing of the Fund and shares, including the cost of any equipment or services used for obtaining price quotations and valuing Fund portfolio investments;

p.	Interest: Interest on borrowings;
q.	Communication Equipment: All charges for equipment or services used for communication between the Adviser or the Fund and the custodian, transfer agent or any other agent selected by the Fund; and
r.	Nonrecurring and Extraordinary Expense: Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Fund is, or is threatened to be made, a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its Trustees, officers, agents and shareholders.

EXHIBIT B

5% or Greater Ownership of A Share Class

The following table identifies those investors known to the Fund to own beneficially or of record 5% or more of the voting securities of a class of the Fund’s shares as of [ Record Date ], 2024. Any shareholder that owns 25% or more of the outstanding shares of the Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling the Fund or a class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Class I Shares	[ ]	[ ]	[ ]%
Class I Shares	[ ]	[ ]	[ ]%
Class A Shares	[ ]	[ ]	[ ]%
Class A Shares	[ ]	[ ]	[ ]%

As of the Record Date, the Trustees and officers of the Fund, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.

EXHIBIT C

The Interim Agreement

INTERIM ADVISORY AGREEMENT

INTERIM ADVISORY AGREEMENT (this “Agreement”) made as of the [    ] day of [    ], 2024, by and between Cerity Partners OCIO LLC (the “Adviser”) and Agility Multi-Asset Income Fund (the “Fund”), a Delaware statutory trust.

WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), is engaged in the business of rendering investment advisory services to clients;

WHEREAS, the Board of Trustees of the Fund (the “Board”, and each Board member individually a “Trustee”, and together, the “Trustees”) had previously retained Perella Weinberg Partners Capital Management, LP to render investment management services with respect to the Fund, pursuant to an Advisory Agreement, dated as of July 1, 2019 (the “Prior Advisory Agreement”);

WHEREAS, in connection with the closing of a corporate transaction (the “Transaction”) on [Insert Date], 2024, the Prior Advisory Agreement was assigned and thereby, terminated;

WHEREAS, pursuant to Rule 15a-4 under the 1940 Act, the Trustees of the Fund desire to engage the Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement, and

WHEREAS, the Adviser is willing to render such services,

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Adviser. The Fund hereby appoints the Adviser, subject to the supervision of the Board of Trustees of the Fund (the “Board”) and the terms of this Agreement, as the investment adviser for the Fund. The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. The Adviser will be an independent contractor and will have no authority to act for or represent the Fund in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Fund and the Adviser.

2. Authority of, Obligations of and Services to be Provided by the Adviser. Subject to the supervision of the Board, the Adviser is hereby granted the following authority and undertakes to provide the following services and to assume the following obligations:

a. The Adviser shall formulate and implement a continuous investment program for the portfolio assets of the Fund, including determining what portion of such assets will be invested or held uninvested in cash, and subject to and in accordance with (i) the investment objective and policies of the Fund set forth in the Fund’s Agreement and Declaration of Trust, as amended, By-Laws and registration statement (“Registration Statement”) as from time to time in effect (collectively, the “Governing Documents”); (ii) the requirements applicable to registered investment companies under applicable laws, including without limitation the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder; and (iii) any written instructions which the Board may issue from time to time. The Adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Board as from time to time in effect and communicated to the Adviser (the “Procedures”). The Fund has provided to the Adviser copies of all current Governing Documents and current Procedures and shall provide to the Adviser any amendments or supplements thereto. The Fund will provide reasonable advance notice to the Adviser of any changes to the Governing Documents or the Procedures and provide a reasonable time period for the Adviser to comply with any such changes to the Governing Documents or the Procedures. The Fund shall timely furnish the Adviser with such additional information as may be reasonably necessary for or reasonably requested by the Adviser to perform its responsibilities pursuant to this Agreement.

The Adviser shall render such reports to the Board and the Fund as it may reasonably request concerning the investment activities of the Fund, including, without limitation, reporting promptly all information necessary for the Fund to comply with the Fund’s proxy voting disclosure regulatory requirements. The Adviser shall vote proxies and make other voting and consent determinations with respect to the Fund’s investments in collective investment vehicles and other issuers.

b. The Adviser shall take whatever steps necessary to implement the Fund’s investment program, including (i) researching, identifying, monitoring and evaluating potential collective investment vehicles and other investments and transactions (collectively, “Potential Investments”) to utilize in the management of the Fund’s assets; (ii) monitoring, evaluating and meeting with investment managers that manage any of the collective investment vehicles or other investments in which the Fund is invested; (iii) assessing the performance of the Fund’s investments; and (iv) negotiating side letters and assisting in the evaluation and execution of subscription documentation. The Adviser will be responsible for executing subscription agreements, withdrawal requests and related documents with regard to Potential Investments and existing investments of the Fund, and causing funds to be invested and withdrawn, as applicable, in connection therewith. The Fund and the Adviser shall timely provide to each other all information and documentation that the parties mutually agree are necessary or appropriate for the Adviser or the Fund, as applicable, to fulfill its obligations under this Agreement.

c. The Adviser shall be responsible for regular monitoring of the investment activities and portfolio holdings associated with the portfolio assets of the Fund to ensure compliance with the Governing Documents, Procedures and applicable law. The Adviser shall also be responsible for certain compliance matters (y) as agreed to by the parties hereto and as further described in compliance memoranda provided by the Fund’s Chief Compliance Officer to the Adviser; and/or (z) as set forth in Procedures. The Adviser shall regularly monitor the investment activities and portfolio holdings of the Fund so that the Adviser can meet its compliance and legal obligations in connection with the services being provided hereunder. For the avoidance of doubt, design, implementation and overall maintenance of the Fund’s compliance program as contemplated by Rule 38a-1 under the 1940 Act is the responsibility of the Fund and the Fund’s Chief Compliance Officer.

d. To the extent provided in the Fund’s Registration Statement, as such Registration Statement may be amended from time to time, the Adviser shall, in the name of the Fund, be responsible for placing orders for the execution of portfolio transactions when applicable with or through such brokers, dealers or other financial institutions as the Adviser may reasonably select, including affiliates of the Adviser. The Adviser will establish and maintain such brokerage and other accounts for the Fund as the Adviser deems advisable to allow for the purchase or sale of various forms of securities and other financial instruments pursuant to this Agreement. The Adviser shall use its best efforts to obtain the most favorable price and execution on all portfolio transactions executed on behalf of the Fund, provided that, so long as the Adviser has complied with Section 28(e) of the Securities Exchange Act of 1934 and the Procedures, the Adviser may cause the Fund to pay a commission on a transaction in excess of the amount of commission another broker-dealer would have charged. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser may aggregate the securities to be so purchased or sold with other orders for other clients of the Adviser. In such event, allocation of the securities so purchased or sold, as well as of the fees and expenses incurred in the transaction, will be made by the Adviser consistent with the Procedures and in the manner it, in its sole discretion, considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

e. The Adviser (i) shall maintain such books and records with respect to the Fund as are required by law, including without limitation the Advisers Act, and the rules and regulations thereunder, and to the extent mutually agreed by the parties under the 1940 Act and the rules and regulations thereunder; (ii) shall render to the Board such periodic and special reports that the Board may reasonably request; (iii) shall meet with any persons at the reasonable request of the Fund or the Board for the purpose of reviewing the Adviser’s performance under this Agreement at reasonable times and upon reasonable advance written notice; and (iv) shall provide determinations in accordance with the Governing Documents, Procedures and applicable law of the fair value of securities held by the Fund. The Adviser will provide promptly to the Fund, at the Fund’s cost and expense, a copy of any such records upon the Fund’s request and shall make all such books and records available for inspection and use by the Securities and Exchange Commission (“SEC”) or the Fund at all reasonable times. Where applicable, such records shall be maintained by the Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act. For the avoidance of doubt, maintenance of the Fund’s general books, records and accounts, and related shareholder information and net asset value calculations, is the responsibility of the Fund and its administrative, transfer agency and custody agents. The Adviser shall not have any responsibility for the supervision or oversight of such parties.

On each business day, the Adviser shall provide to the Fund’s custodian and the Fund’s administrator information relating to all transactions concerning the Fund’s assets, to the extent such information is not otherwise available to such persons.

f. The Adviser shall bear its expenses of providing services pursuant to this Agreement.

g. The Adviser shall timely provide to the Fund all information and documentation it may reasonably request as necessary or appropriate in connection with the compliance by the Fund with the requirements of any applicable law, including, without limitation, (i) information and commentary for the Fund’s annual and semi-annual reports, in a form agreed upon by the Adviser and the Fund, including a discussion of the factors that, in the view of the Adviser, materially affected the performance of the Fund, including the relevant market conditions and the investment techniques and strategies used; (ii) certifications, in a form agreed upon by the Fund and the Adviser, related to the Adviser’s management of the Fund in order to support (A) the Fund’s filings on Form N-CSR, Form N-Q, Form N-PORT and other applicable forms, and (B) the related certifications of the Fund’s Principal Executive Officer and Principal Financial Officer under Rule 30a-2 under the 1940 Act; (iii) a quarterly certification with respect to compliance matters related to the Adviser, in a form agreed upon by the Adviser and the Fund; and (iv) an annual certification from the Adviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act, with respect to the design and operation of the Adviser’s compliance program, in a form agreed upon by the Adviser and the Fund.

h. The Adviser will provide the Fund with reasonable evidence that, with respect to its activities on behalf of the Fund, the Adviser maintains an appropriate Code of Ethics and related reporting procedures.

i. The Adviser shall review and comment upon offering documents and ancillary sales and marketing materials prepared by the Fund, and participate, at the reasonable request of the Fund and as mutually agreed to by the Adviser, in educational meetings with placement agents and other intermediaries about portfolio management and investment-related matters of the Fund.

j. In fulfilling its obligations to manage the investments of the Fund, the Adviser will furnish, at its expense: (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding any such services that are the subject of a separate agreement as may from time to time be in effect between the Fund and the Adviser or another party).

k. The Adviser shall furnish to the Fund the following:

i. Office and Other Facilities. — The Adviser shall furnish to the Fund office space in the offices of the Adviser or in such other place as may be agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment. Such office space shall be only that as needed for receipt of mail and for the performance of any trustee or officer duties by any personnel of the Adviser who may from time to time agree to perform such duties;

ii. Trustees and Officers. — The Adviser agrees to permit individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees or President of the Fund, or in any other officer position with respect to the Fund, without remuneration from or other cost to the Fund.

iii. Investment Personnel. — The Adviser shall furnish to the Fund any personnel necessary for the oversight and/or conduct of the investment operations of the Fund. For the elimination of doubt, however, the Adviser shall not be obligated to furnish to the Fund pursuant to this Agreement personnel for the performance of functions: (a) related to and to be performed under any other separate contract from time-to-time in effect between the Fund and the Adviser or another party for legal, accounting, administrative and any other non-investment related services; or (b) related to and to be performed under the Fund contract for custodial, bookkeeping, transfer and dividend disbursing agency services by the bank or other financial institution selected to perform such services.

3. Compensation of the Adviser; Expenses Assumed by the Fund.

a. In full consideration of the services rendered pursuant to this Agreement, the Adviser shall be entitled to a monthly fee equal to one-twelfth of 0.75% of the aggregate net asset value of outstanding shares of the Fund determined as of the last Business Day of that month (before any repurchases of shares). “Business Day” means a day on which banks are ordinarily open for normal banking business in New York or such other day or days as the Fund’s Board of Trustees may determine in its sole and absolute discretion.

b. The Fund will pay all expenses of its organization, operations and business not specifically assumed or agreed to be paid by the Adviser, as provided in this Agreement. Without limiting the generality of the foregoing, the Fund will pay or arrange for the payment of those expenses included on the Appendix annexed hereto.

c. During the term of this Agreement, any such compensation payable to the Adviser shall be held in an interest-bearing escrow account on behalf of the Fund. If, during the term of this Agreement, a new advisory agreement is approved by a majority of the Fund’s outstanding voting securities, then the amount held in the escrow account (plus interest and income earned thereon and proceeds thereof) shall be paid to the Adviser. If, however, a new advisory agreement is not approved by a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), then the Adviser shall be entitled to the less of (i) any costs incurred in performing this Agreement (plus interest and income earned thereon and proceeds thereof) or (ii) the total amount held in the escrow account (plus interest and income earned thereon and proceeds thereof).

4. Use of Names and Track Record.

a. The Fund shall have a royalty-free license to use the names “Agility,” and “Cerity Partners,” “Cerity Partners LLC” and “Cerity Partners OCIO LLC.” The Fund and the Fund’s selling agents may, upon receiving written approval of the Adviser, use such names in marketing materials and templates used to market the Fund to current and prospective investors; provided, however, that if during the term of this Agreement, the Adviser fails to comment in writing (including via e-mail) by the end of the third business day after delivery of such materials that require Adviser approval, the Adviser will be deemed to have granted consent on the end of the third business day following delivery of such materials to Adviser for approval. The Fund and its agents shall cease to use the names “Agility,” “Cerity Partners,” “Cerity Partners LLC” and “Cerity Partners OCIO LLC” or any combination or derivation thereof in any existing or newly printed materials or otherwise promptly upon termination of this Agreement with respect to the Fund or if the Fund has material regulatory or legal issues, which, in the reasonable opinion of the Adviser, adversely affect the reputation of the Adviser, any of its affiliates, or any of the funds managed by the Adviser, especially those under the Agility brand. In each event, after discussion with the Board of the Fund and if requested by the Adviser, the Fund shall promptly amend, and, if necessary, file such amendment to, any applicable organizational document, changing its name so that the name “Agility” or any combination or derivation thereof is not included in the name of the Fund or otherwise used by the Fund.

b. The Adviser shall not use the name of the Fund or any derivation thereof in any material or template relating to the Adviser in any manner not approved in writing prior thereto by the Fund; provided, however, that during the term of this Agreement, if the Fund fails to comment in writing (including via e-mail) by the end of the third business day after delivery of such materials or templates that require the Fund’s approval, the Fund will be deemed to have granted consent on the third business day following delivery of such materials to the Fund for approval.

c. The Adviser may use performance data it generates for its track record, provided that the Fund is not specifically identified by name without the approval of the Fund as described in (b) above. The Fund shall cooperate with all reasonable requests of the Adviser, its agents or successors to validate such track record.

5. Liability and Indemnification.

a. The Adviser shall only be liable for, and indemnify the Fund and its affiliates, trustees, officers, employees and shareholders (the “Fund Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) (i) arises out of or is based upon any material misstatement or omission of a material fact in information regarding the Adviser furnished in writing to the Fund by the Adviser; (ii) arises out of or is based upon any material breach of any of the representations, warranties, covenants or obligations of the Adviser with respect to this Agreement; or (iii) arises out of or is based upon the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Adviser in the performance of its duties under this Agreement (collectively, “Disabling Conduct”).

b. Except for such Disabling Conduct, the Fund (to the extent permitted by applicable law) shall indemnify the Adviser and the Adviser’s officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser (collectively, the “Adviser Indemnified Parties” and, together with the Fund Indemnified Parties, the “Indemnified Parties”) against, and hold such Adviser Indemnified Parties harmless from, any and all Losses (or actions with respect thereto) from any Proceedings arising from the Adviser’s providing services under this Agreement or the sale of securities of the Fund.

c. The Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund’s liability set forth in its Agreement and Declaration of Trust, as amended. The Adviser agrees that any of the Fund’s obligations shall be limited to the assets of the Fund and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Trustees or officer, employee or agent of the Fund.

6. Certain Conflicts. The Adviser will not receive any compensation from any investment manager that manages an investment vehicle that it recommends to the Fund as a result of or in connection with such recommendation without first notifying the Fund of such compensation arrangement. The Fund understands that the investments made by the Fund may not achieve acceptable results and it is possible that losses may be incurred with respect to such investments, which individually or collectively may be significant or complete.

7. Adviser Insurance. The Adviser agrees that it will maintain at its own expense an Errors and Omissions insurance policy with respect to the Adviser in an amount not less than $10 million and Commercial General Liability insurance in a commercially reasonable amount. The minimum required amounts set forth in this insurance provision are not to be construed as a limitation on the Adviser’s liability under this Agreement. Any and all deductibles specified in the above-referenced insurance policies shall be assumed by the Adviser.

8. Custodian. The Fund’s assets shall be maintained in the custody of its custodian. Any assets added to the Fund shall be delivered directly to the Fund’s custodian, and the Adviser shall have no liability for the acts or omissions of any such custodian.

9. Representations of the Adviser. The Adviser represents, warrants and further covenants as follows:

a. It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b. It has full power and authority to enter into this Agreement and to perform its obligations under this Agreement.

c. This Agreement has been duly and validly authorized, executed, and delivered by it and is enforceable against it in accordance with its terms.

d. The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred, and correct promptly any violations that have occurred, and will provide notice promptly to the Fund of any material violations relating to the Fund; (v) has materially met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; and (vi) will promptly notify the Fund of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act.

e. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Fund with a copy of the code of ethics. As part of the quarterly certification specified in Section 2(g)(iii), a duly authorized officer of the Adviser shall certify to the Fund that the Adviser, including its personnel, has complied with the requirements of Rule 17j-1 during the previous quarter and that there has been no material violation of the Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. The Adviser will report quarterly, in reasonable detail, any material violations of law or the Adviser’s code of ethics related to the Fund and the action taken in response to such violations.

f. To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject which might reasonably be expected to result in a material adverse effect on the Fund, a material adverse change in the Adviser’s financial or business prospects, or which might reasonably be expected to materially impair the Adviser’s ability to discharge its obligations under this Agreement, nor has it or its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their activities which might reasonably be expected to result in a material adverse effect on the Fund, a material adverse change in the Adviser’s financial or business prospects, or which might reasonably be expected to materially impair the Adviser’s ability to discharge its obligations under this Agreement;

g. It has all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to act as investment adviser to the Fund and it will obtain and maintain any such required licenses, registrations, memberships, and approvals.

h. The Adviser shall provide the Fund with a copy of its Form ADV Part 2 and promptly furnish a copy of all amendments thereto to the Fund.

i. The Adviser shall promptly notify the Fund of any changes in the key personnel who are either the portfolio manager(s) responsible for the Fund or the principal executive officers of the Adviser, or if there is otherwise an actual change in control or management of the Adviser.

j. The information provided by the Adviser to the Fund in writing shall not, to the knowledge of the Adviser, contain an untrue statement of a material fact or omit to state a material fact necessary to make the information not misleading.

k. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, it will provide prompt written notification to the Fund of such fact, omission, event, or change of circumstance, and the facts related thereto, and it is agreed that the failure to provide such notification of the failure to continue to be in compliance with the foregoing representations and warranties shall be deemed a material breach of this Agreement.

10. Duration and Termination.

a.          Duration. This Agreement shall become effective as of ____________, 2024, and unless terminated as herein provided and subject to all of the other terms and conditions hereof, this Agreement shall remain in full force and effect until the first of the following to occur: the effective date of a new advisory agreement relating to the management of the Fund, which has been approved by a vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund, or the 151st calendar day following the date hereof.

b.         Termination. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Fund or by vote of a majority of the outstanding Shares (as so defined) on ten (10) calendar days’ prior written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on at least sixty (60) days’ prior written notice to the Fund. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Adviser and the Fund is assigned (as defined in the Investment Company Act) or terminates for any other reason.  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days’ after written notice. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party,

11. Confidential Relationship. The Adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund or the Adviser that is received by a party hereto in connection with this Agreement, and information with regard to the portfolio holdings, investment activity and characteristics of the Fund. The Adviser will restrict access to the Portfolio Information to those employees of the Adviser or its affiliates or agents who will use it only for purposes reasonably related to the provision of services to the Fund and the Adviser will be obligated to ensure that it is used only for such purposes. The foregoing shall not prevent the Adviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act of such party, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by the other party for disclosure, which approval shall not be unreasonably withheld, (4) required to be disclosed pursuant to a requirement of a court, governmental or other agency or law so long as the party making such disclosure provides the other party with prompt written notice of such requirement as soon as practicable if permissible, or (5) disclosed in accordance with the Fund’s policy for disseminating portfolio holdings as disclosed in the Fund’s then current Registration Statement.

12. Notices. Any notice under this Agreement must be given in writing as provided below or to another address as either party may designate in writing to the other.

Adviser:

Cerity Partners OCIO LLC

99 Park Avenue, 16th Floor

New York, NY 10016

Fax: [        ]

Fund:

Agility Multi-Asset Income Fund

c/o UMB Fund Services, Inc.

Attn: Regulatory Administration

235 West Galena Street

Milwaukee, WI 53212

Facsimile: (414) 271-9717

Telephone: (414) 299-2000

13. Severability. If any provision of this Agreement is held by any court to be invalid, void or unenforceable, in whole or in part, the other provisions shall remain unaffected and shall continue in full force and effect, provided that the Agreement, as so modified, continues to express, without material change, the original intent of the parties and deletion of such provision will not substantially impair the respective rights and obligations of the parties, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

14. Business Continuity. The Adviser shall provide business continuity, disaster recovery and backup capabilities and facilities, through which the Adviser will be able to perform its obligations hereunder with minimal disruptions or delays. Upon request, the Adviser shall provide to the Fund summaries of the Adviser’s written business continuity, disaster recovery and backup plan and agrees to provide, upon request of the Fund, notice of any material deficiencies discovered in connection with the testing of such plan.

15. Personnel. The Adviser has performed background screening (including a review of records as to violent or criminal conduct) of each portfolio manager of the Fund that is an employee of the Adviser.

16. Non-Exclusivity. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm of corporation, including other investment companies.

17. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. To the extent that state law is not preempted by the provisions of any law of the United States of America, all matters arising under or related to this Agreement shall be governed by, construed, interpreted and enforced in accordance with the internal laws of the State of New York. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on the parties.

18. Third-Party Beneficiaries. No person other than the Fund and the Adviser is a party to this Agreement or shall be entitled to any right or benefit arising under or in respect of this Agreement; there are no third-party beneficiaries of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any person other than the Fund any direct, indirect, derivative, or other rights against the Adviser, or (ii) create or give rise to any duty or obligation on the part of the Adviser (including without limitation any fiduciary duty) to any person other than the Fund (including without limitation any shareholder in the Fund), all of which rights, benefits, duties, and obligations are hereby expressly excluded.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

AGILITY MULTI-ASSET INCOME FUND

By:

Name:	Kent Muckel

Title:	President

Cerity Partners OCIO LLC

By:

Name:	[ ]

Title:	Authorized Person

APPENDIX

a.

Edgarization, Printing and Mailing: Costs of edgarization, printing and mailing (i) all registration statements (including all amendments thereto) and prospectuses/statements of additional information (including all supplements thereto), all annual, semiannual and periodic reports to shareholders of the Fund, regulatory authorities or others, (ii) all notices and proxy solicitation materials furnished to shareholders of the Fund or regulatory authorities and (iii) all tax returns;

b.	Compensation of Officers and Trustees: Compensation of the officers and Trustees of the Fund (other than persons serving as President or Trustee of the Fund, or as any other officer of the Fund, who are also directors, officers or employees of the Adviser or its affiliates);

c.	Registration and Filing Fees: Registration, filing, blue-sky and other fees in connection with requirements of regulatory authorities, including, without limitation, all fees and expenses of registering and maintaining the registration of the Fund under the 1940 Act;

d.	Custodial Services: The charges and expenses of the custodian appointed by the Fund;

e.	Accounting Fees: The charges and expenses of the independent accountants retained by the Fund;

f.	Legal, Accounting and Administrative Services: The charges and expenses of the Adviser or any other party pursuant to any separate contract with the Fund from time to time in effect with respect to the provision of legal services (including registering and qualifying the Fund’s shares with regulatory authorities), as well as accounting, administrative and any other non-investment related services;

g.	Transfer, Bookkeeping and Dividend Disbursing Agents: The charges and expenses of any transfer, bookkeeping and dividend disbursing agents appointed by the Fund;

h.	Commissions: Broker’s commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

i.	Research: Pro-rata expenses related to third-party research and ongoing due diligence of pooled investment vehicles in which the Fund invests, and the managers of such pooled investment vehicles;

j.	Taxes: Taxes and corporate fees payable by the Fund to federal, state or other governmental agencies and the expenses incurred in the preparation of all tax returns;

k.	Stock Certificates: The cost of stock certificates, if any, representing shares of the Fund;

l.	Membership Dues: Association membership dues, as explicitly approved by the Trustees;

m.	Insurance Premiums: Insurance premiums for fidelity, errors and omissions, directors and officers and other coverage;

n.	Shareholders and Trustees Meetings: Expenses of shareholders and Trustees meetings;

o.	Pricing: Pricing of the Fund and shares, including the cost of any equipment or services used for obtaining price quotations and valuing Fund portfolio investments;

p.	Interest: Interest on borrowings;

q.	Communication Equipment: All charges for equipment or services used for communication between the Adviser or the Fund and the custodian, transfer agent or any other agent selected by the Fund; and

r.	Nonrecurring and Extraordinary Expense: Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Fund is, or is threatened to be made, a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its Trustees, officers, agents and shareholders.